UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 5, 2023

Date of Report (Date of earliest event reported)

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 729-3339

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share*	N/A	The New York Stock Exchange*
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	The New York Stock Exchange

*

Not for trading, but only in connection with the listing of the American depositary shares on the New York Stock Exchange. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 6, 2023, Ambrx Biopharma Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, determined to voluntarily withdraw the listing of its American Depositary Shares, each representing 7 ordinary shares, par value US $0.0001 per share (“ADSs”), from the New York Stock Exchange (“NYSE”) and transfer the listing to the Nasdaq Stock Market (“Nasdaq”), where the Company has been approved for listing. Following the transfer of its listing, the Company intends to continue to file the same periodic reports and other information it currently files with the Securities and Exchange Commission. The Company expects that the listing and trading of its ADSs on NYSE will end at market close on March 16, 2023, and that trading will begin on Nasdaq at market open on March 17, 2023. The ADSs will continue to be traded under the symbol “AMAM” and the transfer will have no impact on the ability of investors to trade the ADSs.

Item 7.01.	Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of the ADSs to Nasdaq.

The information provided in Item 7.01 of this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Company’s Registration Statement Form F-3 (Registration No. 333-266404).

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of the Company, dated March 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2023	AMBRX BIOPHARMA INC.

	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial and Operating Officer